IMPACT OF TAX REFORM TAX REFORM TO BE A SIGNIFICANT BENEFIT FOR GENERAL MOTORS Lower statutory corporate tax rate beginning 2018 Positive economic impact on long term cash tax position Deferred tax assets continue to reduce cash tax in the medium term Tax reform expected to be favorable for consumers and the industry Non-cash, non-economic deferred tax asset remeasurement of approximately $7 billion to be recorded as a special item for EPS-diluted-adjusted in Q4 2017 resulting in estimated calendar year 2017 EPS-diluted from continuing operations of approximately $0.20 Note: The estimates above may change, possibly materially, due to, among other things, changes in interpretations and assumptions the Company has made, guidance that may be issued and actions the Company may take as a result of the Tax Legislation. Exhibit 99.1

Enter Header 2017 commitment 2017E EBIT-adj.1 Approx. = 2016 Adjusted auto free cash flow2 Approx. $6B North America EBIT-adj. margins > 10% China Strong equity income South America Profitable U.S. Dealer inventory < 2016 Shareholder return Approx. $7B DELIVERED ON COMMITMENTS FOR FOURTH STRAIGHT YEAR 1Reported on a continuing operations basis 2Original commitment reported on a consolidated basis (combination of continuing and discontinued operations) PROJECT TO DELIVER RECORD EPS-DILUTED-ADJUSTED AT THE HIGH END OF THE $6.00-$6.50 RANGE

INFORMATION RELEVANT TO THIS PRESENTATION Cautionary Note on Forward-Looking Statements: This presentation and related comments by management may include forward-looking statements. These statements are based on current expectations about possible future events and thus are inherently uncertain. Our actual results may differ materially from forward-looking statements due to a variety of factors, including: (1) our ability to deliver new products, services and experiences that attract new, and are desired by existing, customers and to effectively compete in autonomous, ride-sharing and transportation as a service; (2) sales of full-size pick-up trucks and SUVs, which may be affected by increases in the price of oil; (3) the volatility of global sales and operations; (4) aggressive competition, including the impact of new market entrants; (5) changes in, or the introduction of novel interpretations of, laws, regulations or policies particularly those relating to free trade agreements, tax rates and vehicle safety and any government actions that may affect the production, licensing, distribution, pricing, or selling of our products; (6) our joint ventures, which we cannot operate solely for our benefit and over which we may have limited control; (7) compliance with laws and regulations applicable to our industry, including those regarding fuel economy and emissions; (8) costs and risks associated with litigation and government investigations; (9) compliance with the terms of the Deferred Prosecution Agreement; (10) our ability to maintain quality control over our vehicles and avoid recalls and the cost and effect on our reputation and products; (11) the ability of suppliers to deliver parts, systems and components without disruption and on schedule; (12) our dependence on our manufacturing facilities; (13) our ability to realize production efficiencies and cost reductions; (14) our ability to successfully and cost-efficiently restructure operations in various countries with minimal disruption; (15) our ability to manage risks related to security breaches and other disruptions to vehicles, information technology networks and systems; (16) our ability to develop captive financing capability through GM Financial; (17) significant increases in pension expense or projected pension contributions; (18) significant changes in the economic, political, and regulatory environment, market conditions, and foreign currency exchange rates. A further list and description of these risks, uncertainties and other factors can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and our subsequent filings with the Securities and Exchange Commission. GM cautions readers not to place undue reliance on forward-looking statements. GM undertakes no obligation to update publicly or otherwise revise any forward-looking statements. Basis of Presentation: On March 5, 2017 we entered into a Master Agreement to sell our European Business (as defined herein) to PSA Group for net consideration with an estimated value of approximately $2.5 billion. On July 31, 2017, we closed the sale of our Opel/Vauxhall business and certain other assets in Europe (the “Opel/Vauxhall Business”); and on October 31, 2017, we completed the transfer of GM Financial's European financing subsidiaries and branches (together with the Opel/Vauxhall Business, our “European Business”). Accordingly, the financial and operational information included in this presentation is presented on a continuing operations basis, unless otherwise indicated. For additional information regarding the sale of our European Business to PSA Group, see Note 2 in our Quarterly Report on Form 10-Q for the three months ended September 30, 2017 (the “10-Q”) and “Management's Discussion and Analysis of Financial Condition and Results of Operations-Overview-PSA Group Transaction” in the 10-Q.

USE OF NON - GAAP F INANCIAL MEASURES Non-GAAP Financial Measures: Unless otherwise indicated, our non-GAAP measures discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, our subsequent filings with the Securities and Exchanged Commission and this presentation are related to our continuing operations and not our discontinued operations nor assets and liabilities held for sale. Our non-GAAP measures include earnings before interest and taxes (EBIT)-adjusted, presented net of noncontrolling interests, earnings per share (EPS)-diluted- adjusted and adjusted automotive free cash flow. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related U.S. GAAP measures. These non-GAAP measures allow management and investors to view operating trends, perform analytical comparisons and benchmark performance between periods and among geographic regions to understand operating performance without regard to items we do not consider a component of our core operating performance. Furthermore, these non-GAAP measures allow investors the opportunity to measure and monitor our performance against our externally communicated targets and evaluate the investment decisions being made by management to improve ROIC-adjusted. Management uses these measures in its financial, investment and operational decision-making processes, for internal reporting and as part of its forecasting and budgeting processes. Further, our Board of Directors uses certain of these and other measures as key metrics to determine management performance under our performance-based compensation plans. For these reasons we believe these non-GAAP measures are useful for our investors.

MORE INFORMATION GM’s Investor Relations website contains a significant amount of information about GM, including financial and other information for investors, GM encourages investors to visit our website, www.gm.com/investors, as information is updated and new information is posted. Important information regarding reconciliations to non-GAAP measures contained in this presentation can be found in our publicly filed SEC documents (10-Ks and 10-Qs) also located at www.gm.com/investors. These materials are the intellectual property of GM and/or its affiliates or subsidiaries and may not be copied, reported, modified, displayed, or incorporated into other materials, in whole or in part, without the express permission of GM Investor Relations. Requests to use materials should be sent to investorrelations@gm.com. General Motors Website: www.gm.com General Motors Financial Website: www.gmfinancial.com Cruise Website: GetCruise.com YouTube: http://bit.ly/CruiseYouTube Medium: Medium.com/Cruise

RECONCILIATION OF EPS-DILUTED-ADJUSTED ON A CONSOLIDATED OPERATIONS BASIS (FOR 2013-2016) AND ON A CONTINUING OPERATIONS BASIS (FOR 2016) 1Additional information on adjustments available in respective 10-K Note: Results may not sum due to rounding 2013 2014 2015 2016 Diluted earnings per common share 2.38 1.65 5.91 6.00 Adjustments1 1.11 1.73 1.68 0.19 Tax effect of adjustments (0.03) (0.33) (0.13) (0.07) Tax adjustments (0.28) — (2.43) — Impact of costs related to recall — 1.07 — — EPS-Diluted-Adjusted from Continuing Operations 3.18 4.12 5.02 $6.12 Diluted EPS - discontinued operations $0.00 EPS-Diluted-Adjusted 3.18 3.05 5.02 6.12

RECONCILIATION OF EPS-DILUTED-ADJUSTED ON A CONTINUING OPERATIONS BASIS 1Additional information on adjustments available in respective 10-Q filed on October 24, 2017 Note: Results may not sum due to rounding and are approximate and subject to change Year Ending December 31, 2017 Diluted earnings per common share (3.22) – (2.62) Diluted loss per common share – discontinued operations 2.83 Adjustments1 0.44 Tax effect on adjustments (0.14) Tax adjustments 6.00 - 6.10 EPS-Diluted-Adjusted 6.00 - 6.50

RECONCILIATION OF EBIT-ADJUSTED ON A CONSOLIDATED OPERATIONS BASIS (FOR 2014-2016) AND ON A CONTINUING OPERATIONS BASIS (FOR 2016) Note: Results may not sum due to rounding ($B) EBIT-Adjusted GMIO excluding China GMSA GMI 2014 (0.84) (0.18) (1.02) 2015 (0.66) (0.62) (1.28) 2016 (0.84) (0.37) (1.21)